SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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THE MAINSTAY FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE MAINSTAY FUNDS
MAINSTAY MACKAY EMERGING MARKETS DEBT FUND

51 Madison Avenue
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On May 24, 2019

The Proxy Statement is also available at https://proxyonline.com/docs/mainstaymackayemd.pdf

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay MacKay Emerging Markets Debt Fund (“Fund”), a series of The MainStay Funds (“Trust”), a Massachusetts business trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010, on May 24, 2019, at 11:00 a.m., Eastern time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Fund will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) with respect to the Fund;
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval; and
3.	Any other business that properly comes before the Special Meeting.

Proposal 1 corresponds to the repositioning (“Repositioning”)1 of the Fund, currently subadvised by MacKay Shields LLC (“MacKay Shields”). The Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and MacKay Shields with respect to the Fund and the implementation of a new subadvisory agreement between New York Life Investments and Candriam Luxembourg with respect to the Fund, to be effective, if approved by shareholders, on or about June 21, 2019. If shareholders approve the Proposal, the Fund will also undergo the following changes, which will also take effect on or about June 21, 2019: (i) modifications of the Fund’s investment objective, principal investment strategies, investment process, and principal risks; (ii) a change in the name of the Fund to the “MainStay Candriam Emerging Markets Debt Fund;” and (iii) the elimination of the Fund’s fund accounting services fee.

Approval of Proposal 2 would authorize the Fund, and New York Life Investments, as investment manager of the Fund, to rely on an expanded exemptive order issued by the Securities and Exchange Commission, which permits New York Life Investments, under certain circumstances and with approval of the Board, to enter into and/or materially amend agreements with wholly-owned and unaffiliated subadvisors on behalf of the Fund in the future without obtaining shareholder approval. Approval of Proposal 2 would also authorize the Fund, and New York Life Investments, as investment manager of the Fund, to operate the Fund under any manager-of-managers structure as may be permitted in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff.

Although the Trustees have determined that the Proposals are in the best interests of the Fund, the final decision to approve each Proposal is up to you. The Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

[1]	For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposal in the accompanying Proxy Statement. Please also see the supplements to the Fund’s Prospectus and Statement of Additional Information (filed March 15, 2019; SEC Accession No. 0001144204-19-014143).

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Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. The accompanying Proxy Statement also provides further information regarding the Repositioning. You may vote at the Special Meeting if you were a shareholder of the Fund as of the close of business on March 25, 2019. If you attend the Special Meeting, you may vote your shares of the Fund in person. Even if you do not attend the Special Meeting, you may authorize your proxy by: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the proxy card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll-free through an automated touchtone voting line or live operator at 800-290-6426, or, if you have questions about the agenda for the Special Meeting or about how to vote your shares, please call a live operator toll-free at 800-624-6782 Monday through Friday, 8:30 a.m. to 5:00 p.m., Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer

April 9, 2019

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

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THE MAINSTAY FUNDS
MAINSTAY MACKAY EMERGING MARKETS DEBT FUND
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT
April 9, 2019

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 24, 2019

This Proxy Statement is also available at https://proxyonline.com/docs/mainstaymackayemd.pdf

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of The MainStay Funds (“Trust”), a Massachusetts business trust, on behalf of the MainStay MacKay Emerging Markets Debt Fund (“Fund”), a series of the Trust, for a special meeting of shareholders of the Fund (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on May 24, 2019, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about April 22, 2019 to all shareholders of record of the Fund as of the close of business on March 25, 2019 (“Record Date”).

At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Fund will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) with respect to the Fund;
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval; and
3.	Any other business that properly comes before the Special Meeting.

Proposal 1 corresponds to the repositioning (“Repositioning”)2 of the Fund, currently subadvised by MacKay Shields LLC (“MacKay Shields”). The Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and MacKay Shields with respect to the Fund and the implementation of a new subadvisory agreement between New York Life Investments and Candriam Luxembourg with respect to the Fund, to be effective, if approved by shareholders, on or about June 21, 2019. If shareholders approve the Proposal, the Fund will also undergo the following changes, which will also take effect on or about June 21, 2019: (i) modifications of the Fund’s investment objective, principal investment strategies, investment process, and principal risks; (ii) a change in the name of the Fund to the “MainStay Candriam Emerging Markets Debt Fund;” and (iii) the elimination of the Fund’s fund accounting services fee.

Approval of Proposal 2 would authorize the Fund, and New York Life Investments, as investment manager of the Fund, to rely on an expanded exemptive order issued by the Securities and Exchange Commission, which permits New York Life Investments, under certain circumstances and with approval of the Board, to enter into and/or materially amend agreements with wholly-owned and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval (the “Order”). Approval of Proposal 2 would also authorize the Fund, and New York Life Investments, as investment manager of the Fund, to operate the Fund under any manager-of-managers structure as may be permitted in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff.

[2]	For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposal in this Proxy Statement. Please also see the supplement to the Fund’s Prospectus and Statement of Additional Information (filed March 15, 2019; SEC Accession No. 0001144204-19-014143).

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Although the Trustees have determined that the Proposals are in the best interests of the Fund, the final decision to approve the Proposal is up to you. The Board recommends that you vote FOR each Proposal.

In connection with their consideration of Proposal 1, the Trustees evaluated, among other information and factors deemed by the Trustees to be relevant, the following items regarding the potential benefits to shareholders that may result from approval of Proposal 1 and the corresponding Repositioning: (i) the Fund would benefit from the elimination of the Fund’s fund accounting services fee and the implementation of an expense limitation arrangement that would be expected to lower the total net expense ratios of each class of shares of the Fund; (ii) the Fund may benefit from the revised investment objective, principal investment strategies and investment process; (iii) the Fund may benefit from Candriam Luxembourg’s portfolio construction and risk management processes with respect to emerging market debt investments; (iv) the Fund may benefit from the investment experience and performance track record of, and resources available to, the portfolio management team at Candriam Luxembourg; and (v) improved asset-gathering capabilities. Although Candriam Luxembourg has not previously advised a fund registered under the 1940 Act, the Trustees noted that Candriam Luxembourg is affiliated with New York Life Investments and other subadvisors to funds registered under the 1940 Act and will have the opportunity to benefit from the legal, compliance and control infrastructure and capabilities of its affiliates.

With regard to Proposal 2, the Trustees considered, among other things, the potential for the Fund to operate more efficiently and cost-effectively, including through the ability to enter into and/or materially amend agreements with (i) wholly-owned subadvisors in accordance with the Order; and (ii) other affiliated subadvisors as may be permitted in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff. The Trustees also considered that other funds/portfolios in the MainStay Fund Complex have a history of using multiple affiliated and unaffiliated subadvisors and that New York Life Investments has successfully replaced such subadvisors when appropriate.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

Only shareholders who owned shares of the Fund on the Record Date are entitled to vote at the Special Meeting. Each share of the Fund that you owned as of the Record Date entitles you to one (1) vote with respect to any proposal. Ownership of a fractional share entitles you to a corresponding fractional vote.

It is important for you to vote on the Proposals. We recommend that you read this Proxy Statement in its entirety because the explanations will help you to decide how to vote on the Proposals.

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 PROPOSAL 1

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN
NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND CANDRIAM LUXEMBOURG S.C.A.
WITH RESPECT TO THE MAINSTAY MACKAY EMERGING MARKETS DEBT FUND

The Proposal relates to a proposed new subadvisory agreement between New York Life Investments and Candriam Luxembourg with respect to the Fund (“Proposed New Subadvisory Agreement”). Shareholder approval of the Proposed New Subadvisory Agreement is necessary for Candriam Luxembourg to subadvise the Fund. In addition, although the Repositioning, as described in the supplement dated March 15, 2019 to the Fund’s Prospectus and Statement of Additional Information (SEC Accession No. 0001144204-19-014143) is not subject to shareholder approval, it is not expected to occur without shareholder approval of Proposal 1.

At an in-person meeting held on March 12-13, 2019, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), considered and approved the appointment of Candriam Luxembourg as subadvisor to the Fund and the termination of MacKay Shields as subadvisor to the Fund to be effective on or about June 21, 2019, subject to shareholder approval of Proposal 1. At the same meeting, the Board considered and approved several other proposals related to the Repositioning, including: (i) modifications of the Fund’s investment objective, principal investment strategies, investment process, and principal risks; (ii) a change in the name of the Fund to the “MainStay Candriam Emerging Markets Debt Fund;” and (iii) the elimination of the Fund’s fund accounting services fee. Although the changes to the Fund’s investment objective, principal investment strategies, investment process, and principal risks are not subject to shareholder approval, the Fund does not anticipate making such changes without shareholder approval of Proposal 1.

What are Shareholders Being Asked to Approve?

The Fund’s shareholders are being asked to approve the Proposed New Subadvisory Agreement, pursuant to which Candriam Luxembourg will serve as subadvisor to the Fund. If shareholders do not approve the Proposal, New York Life Investments and the Board will consider other options and will take such actions as the Board considers to be in the best interests of the Fund, which may include continuing to operate the Fund under the existing subadvisory agreement, liquidating the Fund, reorganizing the Fund or engaging a different subadvisor. In any case, the Fund would inform shareholders with respect to the specific changes in subadvisor or investment strategies that would take place, if any.

The Board’s recommendation that shareholders approve the Proposal is based on, among other things, the nature, extent and quality of the services the Board believes Candriam Luxembourg is capable of providing to the Fund. The primary factors the Board considered in concluding to recommend shareholders vote FOR the Proposal are summarized on the following pages.

Investment companies are required to obtain shareholder approval for certain types of proposals. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained the Order from the Securities and Exchange Commission, which, in relevant part, permits New York Life Investments, subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated and wholly-owned subadvisors and to modify any existing or future subadvisory agreement with unaffiliated and wholly-owned subadvisors without shareholder approval. The Order is described in more detail in the Fund’s Prospectus and Statement of Additional Information.

The Fund has approved the use of the Order only with respect to unaffiliated subadvisors. Candriam Luxembourg is a subsidiary of New York Life Insurance Company. Therefore, the Fund cannot replace MacKay Shields with Candriam Luxembourg as subadvisor to the Fund without obtaining shareholder approval. In addition, the effectiveness of Proposal 1, if approved by shareholders, is not contingent upon the approval by shareholders of the Fund of Proposal 2 or any other Proposal properly brought before the Special Meeting.

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What are the Anticipated Benefits of the Repositioning and the Proposed New Subadvisory Agreement?

New York Life Investments believes that the potential benefits to shareholders from the Repositioning and the Proposed New Subadvisory Agreement, relative to the Fund as currently positioned and subadvised by MacKay, include, among others: (i) the Fund would benefit from the elimination of the Fund’s fund accounting services fee and the implementation of an expense limitation arrangement that would be expected to lower the total net expense ratios of each class of shares of the Fund; (ii) the Fund may benefit from the revised investment objective, principal investment strategies and investment process; (iii) the Fund may benefit from Candriam Luxembourg’s portfolio construction and risk management processes with respect to emerging market debt investments; (iv) the Fund may benefit from the investment experience of, and resources available to, the portfolio management team at Candriam Luxembourg; and (v) improved asset-gathering capabilities.

What did the Board Consider in Approving the Repositioning and the Proposed New Subadvisory Agreement?

At an in-person meeting held on March 12-13, 2019, the Board considered and approved New York Life Investments’ recommendations to terminate MacKay Shields as the subadvisor to the Fund, to appoint Candriam Luxembourg as the subadvisor to the Fund, to approve the Proposed New Subadvisory Agreement to be effective, with shareholder approval, on or about June 21, 2019, and the related Repositioning. The Proposed New Subadvisory Agreement would provide that Candriam Luxembourg manages the assets of the Fund, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Trust’s currently effective registration statement. The Board noted that the material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with MacKay Shields with respect to the Fund, including that the subadvisory fee schedule to be paid by New York Life Investments to Candriam Luxembourg under the Proposed New Subadvisory Agreement is the same as the subadvisory fee schedule paid by New York Life Investments to MacKay Shields under the current subadvisory agreement. The Board also noted that both MacKay Shields and Candriam Luxembourg are subsidiaries of New York Life Insurance Company.

New York Life Investments proposed that Candriam Luxembourg be appointed as the subadvisor to the Fund based on, among other things, the nature, extent and quality of the services Candriam Luxembourg would be expected to provide to the Fund and Candriam Luxembourg’s capabilities and reputation with respect to emerging markets debt strategies. After considering the factors summarized in this Proxy Statement, among others, and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Fund to appoint Candriam Luxembourg as subadvisor to the Fund in replacement of MacKay Shields. In connection with their consideration of New York Life Investments’ recommendation to appoint Candriam Luxembourg as the subadvisor to the Fund, the Trustees reviewed Candriam Luxembourg’s qualifications to serve as the Fund’s subadvisor.

In reaching the decisions to approve the Repositioning and the Proposed New Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and Candriam Luxembourg in connection with meetings of the Board and its Contracts, Investment, and Risk and Compliance Oversight Committees held on March 6 and 12-13, 2019, as well as other information furnished to the Board throughout the year as deemed relevant to each Trustee. The Board also considered information provided by Candriam Luxembourg in response to requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments at meetings held on March 6 and 12-13, 2019. The Board also considered information provided on the fees charged to other investment advisory clients of Candriam Luxembourg that follow investment strategies similar to those proposed for the Fund, as repositioned, and the rationale for any differences in the Fund’s subadvisory fees and the fees charged to those other investment advisory clients. The Independent Trustees also met in executive session with their independent legal counsel and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the Proposed New Subadvisory Agreement.

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In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Candriam Luxembourg; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of a fund managed by Candriam Luxembourg that pursues strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided by Candriam Luxembourg and the anticipated profitability of Candriam Luxembourg in connection with its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund shareholders; and (v) the reasonableness of the Fund’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to Candriam Luxembourg, particularly as compared to a similar fund managed by Candriam Luxembourg, and management fees compared to third-party “peer funds.” Although the Board recognized that the comparisons between the proposed subadvisory fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the proposed subadvisory fees and estimated overall total ordinary operating expenses as compared to these “peer funds.”

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement were based on a consideration of the information provided to the Board in connection with its consideration of the Repositioning and the Proposed New Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Candriam Luxembourg. The Board took note of New York Life Investments’ belief that Candriam Luxembourg, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. The Board also considered information about the potential costs of the Repositioning and associated tax considerations. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available, and that these shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Candriam Luxembourg

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that Candriam Luxembourg would provide to the Fund. Further, the Board evaluated the following with regard to Candriam Luxembourg:

•	experience in providing investment advisory services with respect to emerging markets debt strategies;
•	experience in serving as advisor to a non-U.S. fund with similar strategies as those of the Fund, as repositioned (the “Candriam Luxembourg Portfolio”), and the performance track record of the Candriam Luxembourg Portfolio;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Candriam Luxembourg;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;
•	portfolio construction, risk management and overall processes;
•	experience and qualifications of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and Candriam Luxembourg’s compensation structure for the portfolio managers; and
•	overall reputation, financial condition and assets under management.

Although Candriam Luxembourg has not previously advised a fund registered under the 1940 Act, the Board noted that Candriam Luxembourg is affiliated with New York Life Investments and other subadvisors to funds registered under the 1940 Act and will have the opportunity to benefit from the legal, compliance and control infrastructure and other relevant capabilities of its affiliates. The Board also considered Candriam Luxembourg’s track record, experience, and reputation with respect to emerging market debt strategies. Based on these and other considerations deemed relevant to each Trustee, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of investment advisory services to be provided by Candriam Luxembourg as a result of Candriam Luxembourg’s experience, personnel, operations and resources, particularly with respect to strategies similar to those pursued by the Fund, as repositioned.

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Investment Performance

In connection with the Board’s consideration of the Repositioning and the Proposed New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered the performance of the Candriam Luxembourg Portfolio over various periods ending January 31, 2019, noting that the Candriam Luxembourg Portfolio performed in the fourth decile of its Morningstar peer group for the year-to-date and 3-year periods, seventh decile for the 1-year period, and first decile for the 5- and 10-year periods. The Board also considered the performance of the Fund over various periods ending January 31, 2019, noting that the Fund performed in the second decile of its Morningstar peer group for the year-to-date and 3-year periods and the fourth decile for the 1-, 5- and 10-year periods.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance and other alternatives to the Repositioning and the Proposed New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken to seek to enhance Fund investment performance and discussions between the Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Candriam Luxembourg’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.

The Board evaluated the Fund’s proposed portfolio management team as well as the Fund’s proposed portfolio managers, investment process, strategies and risks. The Board noted that Candriam Luxembourg currently manages the Candriam Luxembourg Portfolio, which has investment strategies similar to those of the Fund, as repositioned, and other emerging markets debt strategies. The Board considered the historical performance of the Candriam Luxembourg Portfolio, which has been managed, in part, by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Candriam Luxembourg.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the selection of Candriam Luxembourg as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Candriam Luxembourg

The Board considered the estimated costs of the services to be provided by Candriam Luxembourg under the Proposed New Subadvisory Agreement and the anticipated profitability of New York Life Investments and its affiliates, including Candriam Luxembourg, due to their relationships with the Fund and with respect to the Proposed New Subadvisory Agreement. Because Candriam Luxembourg (like MacKay Shields) is an affiliate of New York Life Investments whose subadvisory fees would be paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Luxembourg in the aggregate.

The Board also considered, among other factors, investments by Candriam Luxembourg and its affiliates in personnel, systems, equipment and other resources and infrastructure to support and manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of Candriam Luxembourg and acknowledged that Candriam Luxembourg must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Candriam Luxembourg to provide high-quality services to the Fund. The Board considered information from New York Life Investments estimating the impact that the engagement of Candriam Luxembourg would have on the overall profitability of the Fund to New York Life Investments and its affiliates, including Candriam Luxembourg.

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In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by Candriam Luxembourg due to its relationship with the Fund, including reputational and other indirect benefits.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Candriam Luxembourg that a portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Candriam Luxembourg. Additionally, the Board considered New York Life Investments’ representation that Candriam Luxembourg will seek to minimize potential indirect costs, such as market impact and costs and tax considerations, associated with the Repositioning. The Board also considered that the Fund would bear the potential costs of the Repositioning, but that New York Life Investments will bear 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements.

After evaluating the information deemed relevant by each Trustee, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund, were not excessive.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Proposed New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Candriam Luxembourg (like MacKay Shields) would be paid by New York Life Investments, not the Fund. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of “peer funds” and information provided by Candriam Luxembourg concerning the fees charged to other investment advisory clients, including a fund with an investment objective similar to the Fund, as repositioned. The Board also considered the Fund’s contractual management and subadvisory fee schedules and noted that the subadvisory fee schedule to be paid by New York Life Investments to Candriam Luxembourg under the Proposed New Subadvisory Agreement is the same as the subadvisory fee schedule paid by New York Life Investments to MacKay Shields under the current subadvisory agreement. In addition, the Board noted the proposed elimination of the fund accounting services fee and the proposed expense limitation agreement for the Fund, as repositioned.

After considering all of the factors outlined above, the Board concluded that the Fund’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support a conclusion that the estimated total ordinary operating expenses are reasonable.

Extent to Which Economies of Scale May be Realized if the Fund Grows

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Fund’s proposed management and subadvisory fee breakpoint schedules.

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Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Fund’s proposed expense structure would appropriately reflect economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and, subject to shareholder approval, the Proposed New Subadvisory Agreement.

What are the Terms of the Proposed New Subadvisory Agreement?

A form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with MacKay Shields with respect to the Fund.

Pursuant to the Proposed New Subadvisory Agreement, Candriam Luxembourg would serve as the subadvisor to the Fund, and, on behalf of the Fund, would select the Fund’s investments and place all orders for purchases and sales of securities in accordance with the Fund’s investment objective, policies and restrictions, as stated in the Trust’s currently effective registration statement, subject to the supervision of New York Life Investments and oversight by the Board. In addition, Candriam Luxembourg would perform the following services:

•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Fund’s investment records and ledgers maintained by Candriam Luxembourg (which shall not include the records and ledgers maintained by the custodian or Fund accounting agent for the Fund) as are necessary to assist the Fund and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws;

•	furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be legitimately requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations;

•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Fund and the issuers and securities represented in the Fund’s assets and furnish the Board such periodic and special reports with respect to the Fund as the Board and New York Life Investments may reasonably request;

•	provide reasonable assistance, upon request, to the custodian and Fund accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any Fund securities or other assets of the Fund for which the custodian and Fund accounting agent seek assistance from, or which they identify for review by, Candriam Luxembourg; and

•	arrange for the transmission to the custodian and Fund accounting agent for the Fund, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and Fund accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Fund.

If shareholders approve the Proposal, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about June 21, 2019, and, unless sooner terminated, would continue for an initial term ending in two years. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees or by a vote of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees, by vote cast in-person at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Fund’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to Candriam Luxembourg and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to New York Life Investments and Candriam Luxembourg; or (C) by Candriam Luxembourg at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

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The Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and New York Life Investments agree that Candriam Luxembourg, any affiliated person of Candriam Luxembourg, and each of Candriam Luxembourg’s directors, officers, employees and agents shall not be liable for, or subject to any losses, claims, damages, liabilities or litigation in connection with any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Candriam Luxembourg’s duties, or by reason of reckless disregard of Candriam Luxembourg’s obligations and duties under the Proposed New Subadvisory Agreement.

In consideration for the services it provides to the Fund, New York Life Investments pays MacKay Shields an annual fee, computed daily and paid monthly, calculated on the basis of the Fund’s average daily net assets as follows: 0.35% on assets up to $500 million; and 0.325% on assets over $500 million. MacKay Shields received a total of $571,248 in subadvisory fees for the fiscal year ended October 31, 2018 and waived its fees and/or reimbursed expenses in the amount of $4,608. MacKay Shields was last approved as subadvisor to the Fund by the sole initial shareholder of the Fund on May 29, 1998, and its continuance as the subadvisor to the Fund was last approved by the Board at its meeting held on December 10-12, 2018.

The subadvisory fee schedule to be paid to Candriam Luxembourg under the Proposed New Subadvisory Agreement is the same as is currently paid to MacKay Shields under the current subadvisory agreement.

Were there any Other Changes Approved by the Board in Connection with the Approval of the Proposed New Subadvisory Agreement?

In addition to considering and approving the Proposed New Subadvisory Agreement, subject to shareholder approval, the Board considered and approved the Repositioning, which entails the elimination of the Fund’s fund accounting fee structure, as well as changes in the principal investment strategies, investment process and principal risks and the implementation of an expense limitation arrangement. The Repositioning will take effect if shareholders of the Fund approve the Proposed New Subadvisory Agreement.

MANAGEMENT AGREEMENT

New York Life Investments, with a principal place of business located at 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Fund pursuant to the Management Agreement between New York Life Investments and the Trust, on behalf of the Fund. New York Life Investments has managed the Fund since its inception. New York Life Investments was last approved as the investment manager to the Fund by the sole initial shareholder of the Fund on May 29, 1998, and its continuance as the investment manager to the Fund was last approved by the Board at its meetings held on December 10-12, 2018.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

In conformity with the stated policies of the Fund, New York Life Investments administers the Fund’s business affairs. New York Life Investments also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Fund. The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments? willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

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Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If New York Life Investments chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Fund’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund’s assets. Currently, the Fund pays New York Life Investments a monthly fee furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement at an annual rate of the Fund’s average net assets as follows: 0.05% on assets up to $20 million; 0.0333% on assets from $20 million to $100 million; and 0.01% on assets over $100 million. During the fiscal year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,185,480 and waived its fees and/or reimbursed expenses in the amount of $9,217. During the fiscal year ended October 31, 2018, the fund accounting fee amounted to $42,985. As part of the Repositioning, the fund accounting fee would be eliminated.

For information regarding the basis for the Board’s approval of the management and subadvisory agreements for the Fund, please refer to the Fund’s Semi-Annual Report for the period ended April 30, 2018.

Exhibit B to this Proxy Statement sets forth the principal executive officers of New York Life Investments.

INFORMATION ABOUT CANDRIAM LUXEMBOURG

Subject to shareholder approval, Candriam Luxembourg, under New York Life Investments’ supervision, will be responsible for making the specific decisions about the following: (i) buying, selling and holding securities and other investments; (ii) selecting brokers and brokerage firms to trade for the Fund; (iii) maintaining accurate records; and, (iv) if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Fund. For these services, Candriam Luxembourg will be paid an annual fee, computed daily and paid monthly, by New York Life Investments, and not by the Fund, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

Candriam Luxembourg has its principal office at 19-21 route d’Arlon, L-8009, Strassen, G.D. Luxembourg. Candriam Luxembourg is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2018, Candriam Luxembourg had $131.34 billion in assets under supervision, which included $117.40 billion of regulatory assets under management. The remainder consisted of other non-discretionary advisory or related services.

Candriam Luxembourg is owned by Candriam Group (91%) (19-21 route d’Arlon, L-8009, Strassen, G.D. Luxembourg) and minority shareholders. Candriam Group is indirectly wholly-owned by New York Life Investment Management Holdings LLC (51 Madison Avenue, New York, New York 10010), which is a wholly-owned subsidiary of New York Life Insurance Company (51 Madison Avenue, New York, New York 10010).

Exhibit C to this Proxy Statement sets forth the principal executive officers of Candriam Luxembourg.

Upon implementation of the Proposed New Subadvisory Agreement, the following individuals will be primarily responsible for the day-to-day management of the Fund.

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Magda Branet, CFA	Ms. Branet joined Candriam Luxembourg in June 2016 from First State Investments, where she held a position as a Senior Emerging Markets Fund Manager. Ms. Branet spent 10 years with Axa Investment Managers, first as a Fixed Income and Emerging Markets Strategist, and then as an Emerging Markets Bond Fund Manager, focusing mostly on blended/total return strategies. She holds a Masters Degree in Asset Management from Paris Dauphine University and is a Chartered Financial Analyst (“CFA®”).

Diliana Deltcheva, CFA	Ms. Deltcheva has been Head of Emerging Market Debt at Candriam Luxembourg since March 2015. Ms. Deltcheva started her career at ING Investment Management in the Netherlands as a Quantitative Fixed Income Analyst in 2002 and was later promoted to an Emerging Markets Debt Fund Manager in 2006. At ING IM, Ms. Deltcheva co-managed and developed investment processes for Hard Currency, Local Currency and Blend strategies. Between 2011 and 2015, she worked at F&C Investments as a Senior Emerging Fund Manager. Ms. Deltcheva holds a Masters Degree in International Finance from the University of Amsterdam in the Netherlands, Double BA Degree in Political Science/International Relations and Business Administration from the American University in Bulgaria, and is a CFA® charterholder.

Christopher Mey, CFA	Mr. Mey joined Candriam Luxembourg in March 2017 as a Fund Manager specializing in Emerging Markets Corporate Bonds from Union Bancaire Privee’s Emerging Market Fixed Income Team, where he was responsible for covering Asian Credit Markets. Mr. Mey spent 8 years at F&C Investments, initially as a Performance Analyst before joining the Global High Yield Desk in 2010. In 2012 he joined the Emerging Market Debt Team where he was a fund manager for Emerging Market Corporate Bonds. He holds an MA in International Financial Analysis from Newcastle University as well as a BA (Hons) Degree in Accounting and Finance from Newcastle University. He has been a CFA® charterholder since 2013.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Fund, Candriam Luxembourg would seek the best execution of the Fund’s orders, taking into account the factors specified in the Fund’s Prospectus and Statement of Additional Information. In the course of seeking best execution, Candriam Luxembourg may place such orders with brokers and dealers who provide market, statistical and other research information to it.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Fund. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Fund to NYLIFE Securities or any other affiliated broker for the Fund’s most recently completed fiscal year.

EXPENSES IN CONNECTION WITH THE REPOSITIONING

Fund holdings turnover related to the Repositioning is anticipated to be 29%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Fund as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs (including brokerage commissions, transaction charges and related fees, and markups associated with the purchase and sale of debt securities) associated with the Repositioning are not expected to be significant. However, there will be potential indirect costs in connection with the Repositioning, which are difficult to estimate. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Fund. The Fund will bear these direct and indirect transaction costs. Following discussions with the Board, New York Life Investments represented that Candriam Luxembourg would institute measures designed to seek to minimize the impact of indirect transaction costs on the Fund.

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TAX IMPLICATIONS OF THE REPOSITIONING

Although the Fund is expected to recognize gains or losses for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes until the Fund distributes its net realized gains, if any, at the end of the year. The Fund may take measures designed to minimize the amount of capital gains that would be recognized by shareholders of the Fund as of the end of the year. Please consult the Fund’s Prospectus for more information regarding the tax treatment of capital gains distributions. In addition, you should seek the advice of a tax advisor to determine how such distributions will impact your individual tax situation.

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BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

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PROPOSAL 2

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENTS, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit New York Life Investments, in its capacity as the investment manager to the Fund, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with affiliated and unaffiliated subadvisors retained by New York Life Investments, to manage the Fund with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds/portfolios in the MainStay Fund Complex, including the Fund, currently operate under some form of this advisory structure. In addition, some of the funds/portfolios in the MainStay Fund Complex have a history of using multiple affiliated and unaffiliated subadvisors, and New York Life Investments has successfully replaced such subadvisors when appropriate.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors.

New York Life Investments and the Trust have obtained an exemptive order (i.e., the Order) from the SEC permitting New York Life Investments, on behalf of the Fund and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (i.e., a Wholly-Owned Subadvisor), or make material amendments to subadvisory agreements with existing unaffiliated and Wholly-Owned Subadvisors to the Fund. Under the 1940 Act, a company is a wholly-owned subsidiary of another company if 95 percent or more of its outstanding securities are owned by that other company or a wholly-owned subsidiary of that other company. The Fund is currently operating under a “manager-of-managers” structure whereby New York Life Investments is permitted to enter into or materially amend subadvisory agreements with unaffiliated subadvisors with prior Board approval but without shareholder approval, which provides less flexibility, efficiency and cost-effectiveness than is permitted by the Order. For the Fund to be able to rely on the expanded exemptive relief provided under the Order, which superseded a prior order that provided relief only with respect to unaffiliated subadvisors, shareholders must first approve the expanded exemptive relief.

Under this Proposal 2, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Fund may enter into any new subadvisory agreements. However, if shareholders approve this Proposal 2, in addition to the relief available under the prior order that applies only to hiring or modifying existing or future subadvisory agreements with unaffiliated subadvisors, a shareholder vote will no longer be required to approve subadvisory agreements with Wholly-Owned Subadvisors or material changes to such agreements, thereby limiting somewhat the shareholders’ control over the Fund’s operations, but permitting the Fund to operate more efficiently and cost-effectively.

By approving Proposal 2, shareholders are approving the operation by the Fund in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the Order. Shareholders are also approving any manager-of-managers structure as may be permitted in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff.

It is anticipated that, if approved by shareholders, Proposal 2 would take effect on or about June 21, 2019.

How Would the Expanded “Manager-of-Managers” Arrangement Benefit the Fund and the Shareholders?

The Board believes that it is in the best interests of the Fund and its shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in certain subadvisors and to change subadvisors without incurring the significant delay and expense associated with obtaining shareholder approval. The Board believes that the expanded manager-of-managers arrangement under the Order would permit the Fund to operate more efficiently and cost-effectively than it is able to operate under the prior order. Under an expanded manager-of-managers arrangement, New York Life Investments would have greater flexibility to make investment decisions in a time sensitive manner. Under the current arrangement, the Trust must call and hold a shareholder meeting of the Fund before it may appoint a new Wholly-Owned Subadvisor or materially amend a subadvisory agreement with a Wholly-Owned Subadvisor. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Fund, thereby reducing shareholders’ investment returns.

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As the investment manager to the Fund, New York Life Investments currently monitors the performance of MacKay Shields, and beginning on or about June 21, 2019, will monitor the performance of Candriam Luxembourg as subadvisor to the Fund if shareholders approve Proposal 1. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into, continued or terminated with respect to the Fund. In determining whether to recommend to the Board the continuation or termination of a subadvisory agreement, New York Life Investments considers several factors, including the Subadvisor’s performance record while managing the Fund. When a shareholder invests in the Fund, the shareholder effectively hires New York Life Investments to manage the assets of the Fund, either directly or via one or more subadvisors under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any subadvisors engaged for the Fund and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Fund has engaged New York Life Investments as the investment manager and New York Life Investments’ experience in overseeing and recommending subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate Wholly-Owned Subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for entering into subadvisory agreements, on behalf of the Fund, with a Wholly-Owned Subadvisor or materially amending such agreements. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as subadvisors and would permit New York Life Investments to more efficiently and effectively take steps intended to meet such expectations for monitoring such subadvisors.

If shareholders approve this Proposal, the Board would continue to oversee the selection and engagement of subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, several of the other funds/portfolios in the MainStay Fund Complex are currently permitted to operate under the Order, and shareholders of several of these funds/portfolios have approved the operation under any future rule or SEC relief that would allow the application of a manager-of-managers structure to any affiliated subadvisor. As a result, if shareholders approve this Proposal 2, the Fund would be able to operate in a similar manner as these other funds/portfolios in the MainStay Fund Complex. If shareholders do not approve this Proposal 2, the Trust will continue to be required to solicit shareholder approval to appoint a Wholly-Owned Subadvisor or to materially amend a subadvisory agreement with a Wholly-Owned Subadvisor.

In addition, the effectiveness of Proposal 2, if approved by shareholders, is not contingent upon the approval by shareholders of the Fund of Proposal 1 or any other Proposal properly brought before the Special Meeting.

Would this Proposal Have Any Effect on the Advisory Fees Paid by the Fund to New York Life Investments or the Quality of Advisory Service the Fund Receives?

This Proposal 2 would not directly affect the amount of management fees paid by the Fund to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. Also, if Proposal 2 is approved, New York Life Investments shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investments by the Fund are considered by the Board in approving and renewing the management and subadvisory agreements. Further, whether or not shareholders approve Proposal 2, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Fund as it currently provides, in accordance with the Management Agreement between New York Life Investments and the Trust, on behalf of the Fund, and other agreements.

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What are the Terms of the Order?

The Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the Trust, on behalf of the Fund, to: (a) engage new or additional Wholly-Owned Subadvisors or unaffiliated subadvisors; (b) enter into and/or modify existing subadvisory agreements with Wholly-Owned Subadvisors or unaffiliated subadvisors; and (c) replace subadvisors with Wholly-Owned Subadvisors or unaffiliated subadvisors without the approval of shareholders.

Under the terms of the Order, the Trust and New York Life Investments would be subject to several conditions imposed by the SEC if shareholders approve this Proposal 2. For example, as is currently the case for unaffiliated subadvisors, within 90 days after a change in the Fund’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Fund’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Fund governance requirements. The Order also provides relief from certain regulatory requirements to permit the disclosure by the Fund of aggregated, as opposed to individual, information about the fees paid to subadvisors.

Approval of Proposal 2 would provide more flexibility and allow New York Life Investments to operate with greater efficiency and cost-effectiveness than under the current structure.

By approving this Proposal 2, shareholders are approving the operation by the Fund in a manager-of-managers structure under the Order and any other manager-of-managers structure as may be permitted in the future by applicable exemptive relief, law, rule or guidance from the SEC or its staff.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PERMITTING NEW YORK LIFE INVESTMENTS, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

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VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held on May 24, 2019 at 11:00 a.m. Eastern time, at the offices of New York Life Investments, located at 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address printed on your proxy card;
•	call the toll-free number printed on your proxy card; or
•	vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

Only shareholders of the Fund as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. Ownership of a fractional share entitles you to a corresponding fractional vote. The presence in person or by proxy of the holders of the majority of outstanding shares of the Fund on the Record Date shall constitute a quorum. When a quorum is present, approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting. Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will have the same effect as shares voted against the Proposals, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

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The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals. A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the shareholder intends to introduce at such meeting. Any shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by New York Life Investments. The proxy costs are estimated to be between $100,000 and $150,000. The Fund has retained AST Fund Solutions, LLC (“AST”), to provide proxy solicitation services in connection with the Special Meeting. For a fee, AST will provide mailing, printing, proxy solicitation and tabulation services. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of AST, New York Life Investments, the Fund or their respective affiliates.

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OTHER INFORMATION

Ownership of Shares

As of the Record Date, the Fund had 14,396,391 shares outstanding, of which, 9,078,411 were Class A shares, 1,596,039 were Investor Class shares, 320,505 were Class B shares, 1,608,730 were Class C shares, and 1,792,706 were Class I shares.

The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Fund’s outstanding shares as of March 25, 2019.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,103,371.866	34.27%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
CLASS B	NATIONAL FINANCIAL SERVICES LLC	38,650.146	12.06%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	MERRILL LYNCH PIERCE FENNER &	32,635.311	10.18%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
CLASS C	RAYMOND JAMES	227,077.089	14.14%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	MORGAN STANLEY SMITH BARNEY LLC	216,589.798	13.49%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1965
	WELLS FARGO CLEARING SERVICES LLC	181,100.842	11.28%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	NATIONAL FINANCIAL SERVICES LLC	163,858.183	10.21%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	PERSHING LLC	129,110.296	8.04%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	MERRILL LYNCH PIERCE FENNER &	111,355.408	6.94%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484

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TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	LPL FINANCIAL	80,901.283	5.04%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
CLASS I	TD AMERITRADE INC FOR THE	859,669.190	45.04%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226
	WELLS FARGO CLEARING SERVICES LLC	363,719.788	19.06%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	UBS WM USA	178,233.474	9.34%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	RAYMOND JAMES	130,296.694	6.83%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

As of February 28, 2019, the officers and Trustees as a group owned less than 1% of the Fund.

Vote of Fund Shares by New York Life Investments

The Trust also includes Asset Allocation Funds and Retirement Funds (the “Allocation Funds”), which may invest in and own shares of the Fund directly. In that event, the Allocation Funds’ investment manager, New York Life Investments, and/or its affiliates has the discretion to vote all or some of the Fund’s shares on the Proposals in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Fund. The Fund has been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed the Fund not to, only one copy of this proxy solicitation may be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-624-6782. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-624-6782.

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Shareholder Reports

The Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to shareholders. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Fund’s principal underwriter and distributor for the Fund's shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with respect to the Fund, New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, administers the Fund’s business affairs.

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EXHIBIT A

THE MAINSTAY FUNDS

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement is effective as of the [__] day of June, 2019 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Candriam Luxembourg S.C.A, a partnership limited by shares organized under the laws of Luxembourg (the “Subadvisor” or “Candriam Luxembourg”).

WHEREAS, The MainStay Funds (the “Registrant”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with the Registrant, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Registrant; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Registrant and manage such portion of the Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.             Appointment. The Manager hereby appoints Candriam Luxembourg to act as Subadvisor to the series of the Registrant designated on Schedule A of this Agreement (each a “Series”) with respect to all, or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (the “Allocated Assets”), subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

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2.             Portfolio Management Duties. Subject to the supervision of the Registrant’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Registrant’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)          The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager with that objective, and to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, as applicable.

(b)          The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Registrant’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Registrant under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)          On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Registrant.

(d)          In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities (such as ISIN code) to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e)          The Subadvisor will assist the custodian and portfolio accounting agent for the Registrant in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)           The Subadvisor will make available to the Registrant and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Registrant), as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g)          The Subadvisor will provide reports to the Registrant’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Registrant’s Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

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(h)          In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant’s Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Registrant to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i)          been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)         been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)        been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)           The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Portfolio, at the expense of the Allocated Assets or Portfolio. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Portfolio can settle such private placements.

3.             Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Registrant for management services described under the Management Agreement between the Registrant and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

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4.             Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Registrant, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Registrant’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.             Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.            Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Registrant shall be responsible for all the expenses of that Registrant’s operations, including, but not limited to:

(a)          the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b)          the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)          the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)          the charges and expenses of legal counsel and independent accountants for the Registrant;

(e)          brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f)           all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g)          the fees of any trade association of which the Registrant may be a member;

(h)          the cost of share certificates representing the Series’ shares;

(i)           the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

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(j)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)           litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l)            any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.            Compliance.

(a)           The Subadvisor agrees to assist the Manager and the Registrant in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)           The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)           The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.             Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Declaration of Trust of the Registrant, as amended from time to time, as filed with the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the “Declaration of Trust”);

(b)          By-Laws of the Registrant, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified Resolutions of the Registrant’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

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(d)          Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)           Notification of Registration of the Registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)           Prospectus and Statement of Additional Information of the Portfolio.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.           Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

11.           Representations Respecting Subadvisor. The Manager and the Registrant agree that neither that Registrant, the Manager, nor affiliated persons of that Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Registrant’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within ten (10) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.           Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13.           Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.           Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

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Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Registrant, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of a Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

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(d)           The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.           Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.           Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the applicable Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of the Registrant’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and a Registrant is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

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18.           Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of the Registrant, including a majority of the Trustees of the Registrant who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.           Use of Name.

(a)           It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series. Upon termination of the Management Agreement between a Registrant and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)           It is understood that the name Candriam Luxembourg or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Registrant and sales materials with respect to the Registrant with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series. Upon termination of this Agreement, the Registrants shall forthwith cease to use such name (or derivative or logo).

20.           Proxies; Class Actions.

(a)           The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Registrant, and these records shall be available to the Registrant upon request.

(b)           Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.           Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: Chief Operating Officer, with a copy to General Counsel; or (2) to the Subadvisor at Candriam Luxembourg, 19-21 route d’Arlon L-8009 Strassen Luxembourg, Attention: Chairman of the Management Board, with a copy to General Counsel.

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22.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by a party with the prior written consent of the other parties;

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)           Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*          *          *

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [__] of June, 2019. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

CANDRIAM LUXEMBOURG S.C.A.

Attest:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

(As of June [__], 2019)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

Fund/PORTFOLIO	Annual Rate*

MainStay Candriam Emerging Markets Debt Fund	0.35% on assets up to $500 million; and 0.325% on assets over $500 million

The portion of the fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

For certain Series, the Manager may agree to waive a portion of each Series’ management fee or reimburse the expenses of the appropriate class of the Series so that the class’ total ordinary operating expenses do not exceed certain amounts. These waivers or reimbursements may be changed with Board approval. To the extent the Manager agrees to waive its management fee or reimburse expenses, Candriam Luxembourg, as Subadvisor for these Series, has voluntarily agreed to waive or reimburse its fee proportionately.

*The annual rate is based on the percentage that the Allocated Assets constitutes of the Portfolio’s total average daily net assets.

Payment will be made to the Subadvisor on a monthly basis.

EXHIBIT B

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

The directors and officers of New York Life Investments and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name	Title

Hung, Yie-Hsin	Chairman of the Board of Managers and Chairman, Senior Managing Director and Chief Executive Officer

Bopp, Kevin M.	Chief Compliance Officer

Fleurant, John T.	Member of the Board of Managers

Harte, Frank	Senior Managing Director and Chief Financial Officer

Lehneis, Kirk C.	Senior Managing Director and Chief Operating Officer

Hanley, Dale A.	Chief Risk Officer

Seter, Arthur H.	Member of the Board of Managers and Senior Managing Director

Smith, A. Thomas	Managing Director, General Counsel and Secretary

Yoon, Jae	Senior Managing Director & Chief Investment Officer

EXHIBIT C

ADDITIONAL INFORMATION ABOUT CANDRIAM LUXEMBOURG S.C.A.

The directors and officers of Candriam Luxembourg S.C.A. and their respective titles are listed below. Candriam Luxembourg S.C.A.’s address is 19-21 route d’Arlon, L-8009, Strassen, G.D. Luxembourg.

Name	Position with Candriam Luxembourg S.C.A.

Yie-Hsin Hung	Chairman of the Board of Directors

John Fleurant	Director

John Grady	Director

Anthony Malloy	Director

Naïm Abou-Jaoudé	Director & Chief Executive Officer of CANDRIAM

Jean-Yves Maldague	Managing Director

Michel Ory	Member of the Board of Management

Alain Péters	Member of the Board of Management

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

MainStay MacKay Emerging Markets Debt Fund

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2019

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the MainStay MacKay Emerging Markets Debt Fund (the “Fund”), a series of The MainStay Funds (“MainStay”), will be held on May 24, 2019 at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, NY 10010. The Board of Trustees of MainStay has fixed the close of business on March 25, 2019 as the Record Date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. Kevin Gao, Thomas Lynch, Thomas C. Humbert, Jr. and Y. Rachel Kuo and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on March 25, 2019 at the Meeting of the Fund to be held on May 24, 2019, or at any adjournments or postponements thereof. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 24, 2019. If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-624-6782. The proxy statement for this meeting is available at:

https://proxyonline.com/docs/mainstaymackayemd.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MainStay MacKay Emerging Markets Debt Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE ABOVESIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

PLEASE VOTE, DATE AND SIGN AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Please refer to the Proxy Statement for a discussion of the proposals.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between New York Life Investment Management LLC, the Fund’s investment manager, and Candriam Luxembourg S.C.A. with respect to the Fund.	○	○	○
2.	To permit New York Life Investment Management LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval.	○	○	○
3.	Any other business that properly comes before the Special Meeting.	○	○	○

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN

ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]